UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2022

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FLOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company: ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events
As previously disclosed, on December 12, 2021, SPX FLOW, Inc., a Delaware corporation (“FLOW” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among LSF11 Redwood Acquisitions, LLC, a Delaware limited liability company (“Parent”), Redwood Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are owned and controlled by funds managed by Lone Star Fund XI, L.P. (“Lone Star”). On January 11, 2022, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”) and on February 1, 2022, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) (together with the Preliminary Proxy Statement, the “Proxy Statements”) with respect to the special meeting of the Company’s stockholders scheduled to be held on March 3, 2022 in connection with the Merger (the “Special Meeting”).
Litigation Related to the Merger
In connection with the Merger, seven lawsuits have been filed since January 12, 2022 in various federal courts against the Company and its directors: O’Dell v. SPX Flow Inc., et. al., Case No. 1:22-cv-00309 (S.D.N.Y.), Ciccotelli v. SPX FLOW, Inc., et. al., Case No. 1:22-cv-00582 (S.D.N.Y.), Wilson v. SPX FLOW, Inc., et. al., Case No., 1:22-cv-00189 (D. Del.), Waterman v. SPX FLOW, Inc., et. al., Case No. 2:22-cv-00561 (E.D. Pa.), Murray v. SPX FLOW, Inc., et. al., Case No. 1:22-cv-01267 (S.D.N.Y.), Walker v. SPX FLOW, Inc., et al., Case No. 1:22-cv-00218 (D. Del.), and Raul v. SPX FLOW, Inc., et al., 1:22-cv-01404 (S.D.N.Y.) (collectively, the “Shareholder Litigation”). The complaints name the Company and the Company’s directors as defendants. The complaints assert claims under Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and generally allege that the Proxy Statements misrepresent and/or omit certain purportedly material information relating to, among other things, the financial analyses performed by Morgan Stanley & Co. LLC (“Morgan Stanley”), the Company’s financial advisor, in connection with its fairness opinion delivered to the Company’s Board of Directors (the “Board”). The complaints seek a variety of equitable and injunctive relief including, among other things, an injunction enjoining the stockholder vote on the Merger, rescission of the Merger if it is consummated, and costs and attorneys’ fees.
On January 20, 2022, FLOW received a demand letter on behalf of a purported FLOW stockholder, Shiva Stein (the “Stein Demand”). The Stein Demand alleges that the Preliminary Proxy Statement filed by FLOW in connection with the transactions contemplated by the Merger Agreement omits material information with respect to such transactions, and requests that FLOW disseminate corrective disclosures in an amendment or supplement to this proxy statement.
Additionally, on January 26, 2022, FLOW received a letter from another putative stockholder demanding access to certain books and records pursuant to Section 220 of the Delaware General Corporation Law allegedly for the purpose of (i) investigating the events leading to the Merger Agreement; (ii) investigating the independence and disinterestedness of the Board and FLOW management in connection with the Merger; (iii) investigating the completeness of FLOW’s disclosures regarding the Merger Agreement and Merger; (iv) determining whether wrongdoing, mismanagement, and/or material non-disclosure has taken place such that it would be appropriate to file an action against FLOW, the Board, and/or any officers; (v) ascertaining the value of stockholders’ shares; and/or (vi) considering any other courses of action (the “220 Demand”). On February 23, 2022, that same putative stockholder sent a demand letter to counsel for FLOW alleging that the Definitive Proxy Statement omits material information and requesting that FLOW disseminate corrective disclosures in a supplement to the proxy statement (together with the Stein Demand and the 220 Demand, the “Demand Letters”).
While the Company believes that the Shareholder Litigation and the Demand Letters are without merit and that no supplemental disclosure is required under applicable law, in order to avoid the risk of the Shareholder Litigation delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Proxy Statements as provided below in order to moot the claims (the “Supplemental Disclosures”). In exchange, the plaintiffs in the Shareholder Litigation have agreed to voluntarily dismiss their respective complaints.
Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of the Supplemental Disclosures. To the contrary, the Company specifically denies all allegations that any of the Supplemental Disclosures, or any other additional disclosures, were or are required.
This Current Report on Form 8-K and the disclosure provided herein does not affect the Merger or the timing of the Special Meeting of the Company’s stockholders scheduled for March 3, 2022, as described in the Definitive Proxy Statement. The Company’s Board of Directors continues to unanimously recommend that you vote “FOR” the approval of the Merger Agreement and “FOR” the other proposals being considered at the Special Meeting.

Supplemental Disclosures to Preliminary Proxy Statement
The Section of the Proxy Statement titled “Proposal No. 1 – The Merger – Background to the Merger” is hereby supplemented by adding, at the end of the second paragraph under the Section on page 24 that begins with “On September 26, 2015, SPX Corporation distributed 100% of the common stock of SPX FLOW to its stockholders…”, the following sentence:
SPX FLOW retained Morgan Stanley based on its experience, qualifications, expertise and reputation and its knowledge of SPX FLOW and its business and the industries in which SPX FLOW conducts its business.
The Section of the Proxy Statement titled “Proposal No. 1 – The Merger – Background to the Merger” is hereby supplemented by adding, at the end of the tenth paragraph under the Section on page 29 that begins with “On September 1, 2021, management of SPX FLOW delivered its first management presentation to a prospective acquiror in connection with the strategic review process…”, the following sentence:
Financial Party 1 and Lone Star were among the parties that participated in the virtual or in-person meetings with the SPX FLOW management team.
The Section of the Proxy Statement titled “Proposal No. 1 – The Merger – Background to the Merger” is hereby supplemented by adding, at the end of the first paragraph under the Section on page 30 that begins with “On September 3, 2021, a virtual data room was opened to prospective acquirors…”, the following sentence:
Financial Party 1 and Lone Star were among the parties that were provided access to the virtual data room.
The Section of the Proxy Statement titled “Proposal No. 1 – The Merger – Background to the Merger” is hereby supplemented by adding, at the end of the fourth paragraph under the Section on page 31 that begins with “On October 25, 2021, a letter was delivered to the Board by a stockholder of SPX FLOW…”, the following sentence:
The letter that was delivered to the Board on October 25, 2021, was delivered by a different stockholder than the letter that was delivered to the Board on July 22, 2021.
The Section of the Proxy Statement titled “The Merger—Certain SPX FLOW Unaudited Prospective Financial Information” is hereby supplemented by:
1) Inserting the following row and footnote to the table “Management Case—Long Range Plan” on page 39:
Management Case—Long Range Plan
(dollars in millions)

	Q4-2021E	2022E	2023E	2024E	2025E
Unlevered Free Cash Flow(1)	$32	$181	$240	$266	$296
(1) Unlevered Free Cash Flow is defined for purposes of the Forecasted Financial Information as Adjusted EBITDA (burdened by stock based compensation) less depreciation and amortization, plus minority interest, to arrive at operating income, less taxes (assuming a 25.0% of cash tax rate for the projection period per SPX FLOW management guidance to reflect tax assets and incentives and assuming 28.0% of tax rate in the terminal year to reflect normalized level of tax rate), to arrive at net operating profit after tax, plus depreciation and amortization, less increases in net working capital, less cash restructuring expenses, less capital expenditures, adjusted for any net proceeds from asset sales or expenditure on asset purchases. This Non-GAAP measure is different from measures determined in accordance with U.S. GAAP and may not be comparable to similar measures used by other companies and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow or as a measure of liquidity.
2) Inserting the following row and footnote to the table “Management Case—Adjusted” on page 39:
Management Case—Adjusted
(dollars in millions)

	Q4-2021	2022E	2023E	2024E	2025E
Unlevered Free Cash Flow(1)	$30	$153	$213	$239	$268

(1) Unlevered Free Cash Flow is defined for purposes of the Forecasted Financial Information as Adjusted EBITDA (burdened by stock based compensation) less depreciation and amortization, plus minority interest, to arrive at operating income, less taxes (assuming a 25.0% of cash tax rate for the projection period per SPX FLOW management guidance to reflect tax assets and incentives and assuming 28.0% of tax rate in the terminal year to reflect normalized level of tax rate), to arrive at net operating profit after tax, plus depreciation and amortization, less increases in net working capital, less cash restructuring expenses, less capital expenditures, adjusted for any net proceeds from asset sales or expenditure on asset purchases. This Non-GAAP measure is different from measures determined in accordance with U.S. GAAP and may not be comparable to similar measures used by other companies and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow or as a measure of liquidity.
3) Inserting the following row and footnote to the table “Street Consensus Forecasted Financial Information” on page 39:
Street Consensus Forecasted Financial Information
(dollars in millions)

	Q4-2021	2022E	2023E	2024E	2025E
Unlevered Free Cash Flow(1)	$27	$127	$190	$210	$230
(1) Unlevered Free Cash Flow is defined for purposes of the Forecasted Financial Information as Adjusted EBITDA (burdened by stock based compensation) less depreciation and amortization, plus minority interest, to arrive at operating income, less taxes (assuming a 25.0% of cash tax rate for the projection period per SPX FLOW management guidance to reflect tax assets and incentives and assuming 28.0% of tax rate in the terminal year to reflect normalized level of tax rate), to arrive at net operating profit after tax, plus depreciation and amortization, less increases in net working capital, less cash restructuring expenses, less capital expenditures, adjusted for any net proceeds from asset sales or expenditure on asset purchases. This Non-GAAP measure is different from measures determined in accordance with U.S. GAAP and may not be comparable to similar measures used by other companies and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow or as a measure of liquidity.
4) Inserting the following row and footnote to the table “Public Guidance Forecasted Financial Information” on page 40:
Public Guidance Forecasted Financial Information
(dollars in millions)(1)

	Q4-2021	2022E	2023E	2024E	2025E
Unlevered Free Cash Flow(2)	$27	$(9)	$36	$229	$250
(1) The Public Guidance Case assumes $150 million of incremental acquired revenue by 2023E through acquisitions. More specifically, it assumes $138 million and $168 million of cash outflows spent for acquisitions in 2022E and 2023E, respectively.
(2) Unlevered Free Cash Flow is defined for purposes of the Forecasted Financial Information as Adjusted EBITDA (burdened by stock based compensation) less depreciation and amortization, plus minority interest, to arrive at operating income, less taxes (assuming a 25.0% of cash tax rate for the projection period per SPX FLOW management guidance to reflect tax assets and incentives and assuming 28.0% of tax rate in the terminal year to reflect normalized level of tax rate), to arrive at net operating profit after tax, plus depreciation and amortization, less increases in net working capital, less cash restructuring expenses, less capital expenditures, adjusted for any net proceeds from asset sales or expenditure on asset purchases. This Non-GAAP measure is different from measures determined in accordance with U.S. GAAP and may not be comparable to similar measures used by other companies and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow or as a measure of liquidity.

The Section of the Proxy Statement titled “Proposal No. 1 – The Merger – Opinion of Morgan Stanley—Equity Research Analyst Price Targets” is hereby supplemented by amending the third sentence of the first paragraph on page 42 that begins with “Morgan Stanley reviewed the undiscounted unaffected price targets…” to insert the underlined words in the following sentence:
In order to better compare the equity research analysts' stock price targets with the Per Share Price, based on its professional judgment and experience, Morgan Stanley discounted each analyst's price target to present value at a discount rate of 9.3%, which rate was selected based on the estimated cost of equity for SPX FLOW, based on the Capital Asset Pricing Model.
The Section of the Proxy Statement titled “Proposal No. 1 – The Merger – Opinion of Morgan Stanley—Discounted Cash Flow Analysis” is hereby supplemented by amending the second sentence of the fourth paragraph on page 44 that begins with “Morgan Stanley calculated terminal values for SPX FLOW by applying…” to insert the underlined words in the following sentence:
Morgan Stanley then discounted the unlevered free cash flows and terminal value to present value as of September 30, 2021, using a range of discount rates from 7.7% to 9.5%, which were selected based on Morgan Stanley’s professional judgment to reflect an estimate of SPX FLOW’s weighted average cost of capital based on the Capital Asset Pricing Model and other factors. As inputs to the weighted average cost of capital, Morgan Stanley took into account, among other things, market risk premium, risk-free rate, predicted beta, pre-tax cost of debt, effective tax rate as provided by SPX FLOW management, debt to total capitalization, and upon the application of Morgan Stanley’s professional judgment and experience, a sensitivity adjustment around the estimated cost of equity.
The Section of the Proxy Statement titled “Proposal No. 1 – The Merger – Opinion of Morgan Stanley—Discounted Equity Value Analysis” is hereby supplemented by amending the second sentence of the second paragraph that begins with “To calculate the discounted equity value for SPX FLOW…” on page 45 to insert the underlined words in the following sentence:
Based upon the application of its professional judgment and experience after reviewing and comparing certain financial estimates for SPX FLOW, Morgan Stanley applied a range of Aggregate Value/NTM EBITDA multiples of 11.0x to 14.0x to these NTM estimates as of year-end 2022, which range was selected based upon Morgan Stanley's professional judgment and experience taking into account SPX FLOW's and its peers' historical long-term trading multiples, and discounted the resulting equity values to September 30, 2021 at a discount rate of 9.3%, which rate was selected based on the estimated cost of equity for SPX FLOW, based on the Capital Asset Pricing Model.

Important Information for Investors and Stockholders
Important Information and Where to Find it
In connection with the proposed transaction between FLOW and Lone Star, FLOW has filed with the SEC the Definitive Proxy Statement. FLOW may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Definitive Proxy Statement or any other document which FLOW may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents that are filed or will be filed with the SEC by FLOW through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by FLOW will be available free of charge on FLOW’s website at https://investor.spxflow.com or by contacting Scott Gaffner, Vice President, Investor Relations and Strategic Insights, SPX FLOW, 13320 Ballantyne Corporate Place, Charlotte, North Carolina 28277.
Certain Information Regarding Participants
FLOW and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 16, 2022, and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 1, 2021. FLOW stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of FLOW directors and executive officers in the transaction, which may be different than those of FLOW stockholders generally, by reading the Definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) conditions to the closing of the transaction may not be satisfied and required regulatory approvals may not be obtained; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (7) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; (8) the failure to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, Inc.

Date: February 24, 2022	By:	/s/ Marcus G. Michael
Marcus G. Michael
President and Chief Executive Officer